U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 March 2, 2006
                                  ------------
                                 Date of Report
                       (Date of Earliest Event Reported)


                         AMERITRANS CAPITAL CORPORATION


             (Exact name of Registrant as specified in its charter)


          Delaware                   333-63951             52-2102424
   -------------------------------      -----------         ----------------
   (State or other jurisdiction of      (Commission         (I.R.S. Employee
    incorporation or organization)        File No.)            I.D. Number)

                          747 Third Avenue, 4th Floor
                New York, New York                         10017
          ---------------------------------------           ----------
          (Address of principal executive offices           (Zip Code)

                                 (800) 214-1047
                            ------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the  Securities Act  (17
CFR 230.425)

[   ]    Soliciting  material  pursuant  to  Rule  14a-12  under   the  Exchange
Act(17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))
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
Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

 Ameritrans Capital Corporation (the "Company") issued a press release to the news media announcing, the Company's final closing of its private offering.

The information furnished is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


                                    SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

                                           AMERITRANS CAPITAL CORPORATION


                                           By:  /s/ Gary C. Granoff
                                              ----------------------------------
                                                Name:  Gary C. Granoff
                                                Title: President,
                                                Chief Executive Officer,
                                                Chief Financial Officer

Dated: March 2, 2006


Exhibit Index


Exhibit
Number                   Description

99.1                     Press Release dated March 2, 2006